BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Financial Statement Presentation

Financial Statement Presentation: The audited consolidated financial statements of Federal-Mogul Corporation (the “Company”) have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Principles Of Consolidation

Principles of Consolidation: The Company consolidates into its financial statements the accounts of the Company, all wholly-owned subsidiaries, and any partially-owned subsidiary that the Company has the ability to control. Control generally equates to ownership percentage, whereby investments that are more than 50% owned are consolidated, investments in affiliates of 50% or less but greater than 20% are accounted for using the equity method, and investments in affiliates of 20% or less are accounted for using the cost method. The Company does not consolidate any entity for which it has a variable interest based solely on power to direct the activities and significant participation in the entity’s expected results that would not otherwise be consolidated based on control through voting interests. Further, the Company’s joint ventures are businesses established and maintained in connection with the Company’s operating strategy. All intercompany transactions and balances have been eliminated.

Reclassifications

Reclassifications: Certain prior period amounts have been reclassified to conform with the presentation used in this filing. This is due to the Company’s re-segmentation of its reporting segments. See Note 23 for further details on the re-segmentation.

Use Of Estimates

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported therein. Due to the inherent uncertainty involved in making estimates, actual results reported in future periods may be based upon amounts that differ from these estimates.

Controlling Ownership

Controlling Ownership: Mr. Carl C. Icahn indirectly controls approximately 78% of the voting power of the Company’s capital stock and, by virtue of such stock ownership, is able to control or exert substantial influence over the Company, including the election of directors, business strategy and policies, mergers or other business combinations, acquisition or disposition of assets, future issuances of common stock or other securities, incurrence of debt or obtaining other sources of financing, and the payment of dividends on the Company’s common stock. The existence of a controlling stockholder may have the effect of making it difficult for, or may discourage or delay, a third party from seeking to acquire a majority of the Company’s outstanding common stock, which may adversely affect the market price of the stock.

Mr. Icahn’s interests may not always be consistent with the Company’s interests or with the interests of the Company’s other stockholders. Mr. Icahn and entities controlled by him may also pursue acquisitions or business opportunities that may or may not be complementary to the Company’s business. To the extent that conflicts of interest may arise between the Company and Mr. Icahn and his affiliates, those conflicts may be resolved in a manner adverse to the Company or its other shareholders.

Icahn Sourcing, LLC (“Icahn Sourcing”) is an entity formed and controlled by Mr. Icahn in order to maximize the potential buying power of a group of entities with which Mr. Icahn has a relationship in negotiating with a wide range of suppliers of goods, services and tangible and intangible property at negotiated rates. Icahn Enterprises was a member of the buying group in 2012. Prior to December 31, 2012 Icahn Enterprises did not pay Icahn Sourcing any fees or other amounts with respect to the buying group arrangement.

In December, 2012, Icahn Sourcing advised the Company that effective January 1, 2013 it would restructure its ownership and change its name to Insight Portfolio Group LLC (“Insight Portfolio Group”). In connection with the restructuring, the Company acquired a minority equity interest in Insight Portfolio Group and agreed to pay a portion of Insight Portfolio Group’s operating expenses in 2013. In addition to the minority equity interest held by Icahn Enterprises Holdings, certain subsidiaries of Icahn Enterprises Holdings, including CVR, Tropicana, ARI, Viskase PSC Metals and WPH also acquired minority equity interests in Icahn Portfolio Group and agreed to pay a portion of Insight Portfolio Group’s operating expenses in 2013. A number of other entities with which Mr. Icahn has a relationship also acquired equity interests in Insight Portfolio Group and also agreed to pay certain of Insight Portfolio Group’s operating expenses in 2013.

Cash And Equivalents	Cash and Equivalents: The Company considers all highly liquid investments with maturities of 90 days or less from the date of purchase to be cash equivalents.
Acquisition

Acquisition: In June 2012, the Company entered into a definitive agreement to purchase the BERU spark plug business from BorgWarner, Inc. These spark plugs are manufactured in France and Germany and are sold to European original equipment manufacturers. The purchase closed at the end of September 2012 for $52 million, net of cash acquired. The Company has performed a preliminary allocation of the purchase price in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codifications (“ASC”) Topic 805, Business Combinations. The Company is utilizing a third party to assist in the fair value determination of certain components of the purchase price allocation, namely fixed assets and intangible assets. The Company has preliminarily recorded $22 million of definite-lived intangible assets (primarily customer relationships) and $1 million of indefinite-lived intangible assets (trademarks) associated with this acquisition.

Trade Accounts Receivable And Allowance For Doubtful Accounts

Trade Accounts Receivable and Allowance for Doubtful Accounts: Trade accounts receivable is stated at net realizable value, which approximates fair value. The Company does not generally require collateral for its trade accounts receivable. Accounts receivable is reduced by an allowance for amounts that may become uncollectible in the future. This estimated allowance is based primarily on management’s evaluation of specific balances as the balances become past due, the financial condition of its customers and the Company’s historical experience of write-offs. The Company’s general policy for uncollectible accounts, if not reserved through specific examination procedures, is to reserve based upon the aging categories of accounts receivable and whether amounts are due from an original equipment manufacturer or servicer (“OE”) or aftermarket customer. Past due status is based upon the invoice date of the original amounts outstanding. Included in selling, general and administration (“SG&A”) expenses are bad debt expenses of $2 million, $3 million and $1 million for the years ended December 31, 2012, 2011 and 2010, respectively. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company’s allowance for doubtful accounts was $13 million at both December 31, 2012 and 2011.

Federal-Mogul subsidiaries in Brazil, France, Germany, Italy and the United States are party to accounts receivable factoring and securitization facilities. Amounts factored under these facilities consist of the following:

	December 31
	2012	2011
	(Millions of Dollars)
Gross accounts receivable factored	$217	$203
Gross accounts receivable factored, qualifying as sales	216	202
Undrawn cash on factored accounts receivable	—	—

Proceeds from the factoring of accounts receivable qualifying as sales and expenses associated with the factoring of accounts receivable are as follows:

	Year Ended December 31
	2012	2011	2010
	(Millions of Dollars)
Proceeds from factoring qualifying as sales	$1,475	$1,731	$1,302
Expenses associated with factoring of receivables	7	9	6

Accounts receivables factored but not qualifying as a sale, as defined in FASB ASC Topic 860, Transfers and Servicing, were pledged as collateral and accounted for as secured borrowings and recorded in the consolidated balance sheets within “Accounts receivable, net” and “Short-term debt, including the current portion of long-term debt.” The expenses associated with receivables factoring are recorded in the consolidated statements of operations within “Other expense, net.” Where the Company receives a fee to service and monitor these transferred receivables, such fees are sufficient to offset the costs and as such, a servicing asset or liability is not incurred as a result of such activities.

Certain of the facilities contain terms that require the Company to share in the credit risk of the sold receivables. The maximum exposures to the Company associated with these certain facilities’ terms were $19 million and $23 million as of December 31, 2012 and 2011, respectively. The fair values of the exposures to the Company associated with these certain facilities’ terms were determined to be immaterial.

Inventories

Inventories: The Company values inventory at the lower of cost or market, with cost determined on a first-in, first-out (“FIFO”) basis. Cost of inventory includes direct materials, labor and applicable manufacturing overhead costs. The value of inventories are reduced for excess and obsolete inventories based on management’s review of on-hand inventories compared to historical and estimated future sales and usage.

Long-Lived Assets

Long-Lived Assets: As a result of fresh-start reporting, long-lived assets such as property, plant and equipment (PP&E”) that were purchased prior to January 1, 2008 were stated at estimated replacement cost, unless the expected future use of the assets indicated a lower value was appropriate. PP&E purchased since that time are recorded at cost. Definite-lived intangible assets have been stated at fair value established at emergence and at cost thereafter. Long-lived assets are periodically reviewed for impairment indicators. If impairment indicators exist, the Company performs the required analysis and records an impairment charge, if required, in accordance with the subsequent measurement provisions of FASB ASC Topic 360, Property, Plant & Equipment (“FASB ASC 360”). If the carrying value of a long-lived asset is considered impaired, an impairment charge is recorded for the amount by which the carrying value of the long-lived asset exceeds its fair value. Depreciation and amortization is computed principally by the straight-line method for financial reporting purposes and by accelerated methods for income tax purposes.

Goodwill

Goodwill: As of December 31, 2007, goodwill was determined as the excess of reorganization value over amounts attributable to specific tangible and intangible assets, including developed technology and customer relationships. Goodwill is reviewed for impairment annually as of October 1, or more frequently if impairment indicators exist, in accordance with the subsequent measurement provisions of FASB ASC Topic 350, Intangibles – Goodwill and Other (“FASB ASC 350”). This impairment analysis compares the fair values of the Company’s reporting units to their related carrying values. If a reporting unit’s carrying value exceeds its fair value, the Company must then calculate the reporting unit’s implied fair value of goodwill and impairment charges are recorded for any excess of the goodwill carrying value over the implied fair value of goodwill. The reporting units’ fair values are based upon consideration of various valuation methodologies, including projected future cash flows discounted at rates commensurate with the risks involved, guideline transaction multiples, and multiples of current and future earnings.

Trademarks And Brand Names

Trademarks and Brand Names: As of December 31, 2007, trademarks and brand names were stated at fair value as a result of fresh-start reporting. These indefinite-lived intangible assets are reviewed for impairment annually as of October 1, or more frequently if impairment indicators exist, in accordance with the subsequent measurement provisions of FASB ASC 350. This impairment analysis compares the fair values of these assets to the related carrying values, and impairment charges are recorded for any excess of carrying values over fair values. These fair values are based upon the prospective stream of hypothetical after-tax royalty cost savings discounted at rates that reflect the rates of return appropriate for these intangible assets.

Pension And Other Postemployment Obligations

Pension and Other Postemployment Obligations: Pension and other postemployment benefit costs are dependent upon assumptions used in calculating such costs. These assumptions include discount rates, health care cost trends, expected returns on plan assets and other factors. In accordance with U.S. GAAP, actual results that differ from the assumptions used are accumulated and amortized over future periods and, accordingly, generally affect recognized expense and the recorded obligation in future periods.

Revenue Recognition

Revenue Recognition: The Company records sales when products are shipped and the risks and rewards of ownership have transferred to the customer, the sales price is fixed and determinable, and the collectability of revenue is reasonably assured. Accruals for sales returns and other allowances are provided at the time of shipment based upon past experience. Adjustments to such returns and allowances are made as new information becomes available.

Rebates

Rebates: The Company accrues for rebates pursuant to specific arrangements with certain of its customers, primarily in the aftermarket. Rebates generally provide for price reductions based upon the achievement of specified purchase volumes and are recorded as a reduction of sales as earned by such customers.

Sales And Sales Related Taxes

Sales and Sales Related Taxes: The Company collects and remits taxes assessed by various governmental authorities that are both imposed on and concurrent with revenue-producing transactions with its customers. These taxes may include, but are not limited to, sales, use, value-added, and some excise taxes. The collection of these taxes is reported on a net basis (excluded from revenues).

Shipping And Handling Costs	Shipping and Handling Costs: The Company recognizes shipping and handling costs as incurred as a component of cost of products sold in the consolidated statements of operations.
Engineering And Tooling Costs

Engineering and Tooling Costs: Pre-production tooling and engineering costs that the Company will not own and that will be used in producing products under long-term supply arrangements are expensed as incurred unless the supply arrangement provides the Company with the noncancelable right to use the tools, or the reimbursement of such costs is agreed to by the customer. Pre-production tooling costs that are owned by the Company are capitalized as part of machinery and equipment, and are depreciated over the shorter of the tool’s expected life or the duration of the related program.

Research And Development

Research and Development: The Company expenses research and development (“R&D”) costs as incurred. R&D expense, including product engineering and validation costs, was $176 million, $169 million and $154 million for the years ended December 31, 2012, 2011 and 2010, respectively. R&D expense is recorded in the consolidated statements of operations within “Selling, general and administrative expenses.”

Advertising Costs

Advertising Costs: Advertising and promotion expenses for continuing operations are expensed as incurred and were $37 million, $49 million and $40 million for the years ended December 31, 2012, 2011 and 2010, respectively. Advertising and promotion expenses are recorded in the consolidated statements of operations within “Selling, general and administrative expenses.”

Restructuring

Restructuring: The costs contained within “Restructuring expense, net” in the Company’s consolidated statements of operations are comprised of two types: employee costs (principally termination benefits) and facility closure costs. Termination benefits are accounted for in accordance with FASB ASC Topic 712, Compensation – Nonretirement Postemployment Benefits (“FASB ASC 712”), and are recorded when it is probable that employees will be entitled to benefits and the amounts can be reasonably estimated. Estimates of termination benefits are based on the frequency of past termination benefits, the similarity of benefits under the current plan and prior plans, and the existence of statutory required minimum benefits. Facility closure and other costs are accounted for in accordance with FASB ASC Topic 420, Exit or Disposal Cost Obligations (“FASB ASC 420”), and are recorded when the liability is incurred.

Rebates/Sales Incentives

Rebates/Sales Incentives: The Company accrues for rebates pursuant to specific arrangements with certain of its customers, primarily in the aftermarket. Rebates generally provide for price reductions based upon the achievement of specified purchase volumes and are recorded as a reduction of sales as earned by such customers.

Foreign Currency Translation

Foreign Currency Translation: Exchange adjustments related to international currency transactions and translation adjustments for international subsidiaries whose functional currency is the United States dollar (principally those located in highly inflationary economies) are reflected in the consolidated statements of operations. Translation adjustments of international subsidiaries for which the local currency is the functional currency are reflected in the consolidated balance sheets as a component of “Accumulated other comprehensive loss.” Deferred taxes are not provided on translation adjustments as the earnings of the subsidiaries are considered to be permanently reinvested.

Environmental Liabilities

Environmental Liabilities: The Company recognizes environmental liabilities when a loss is probable and reasonably estimable. Such liabilities are generally not subject to insurance coverage. Engineering and legal specialists within the Company estimate each environmental obligation based on current law and existing technologies. Such estimates are based primarily upon the estimated cost of investigation and remediation required and the likelihood that other potentially responsible parties will be able to fulfill their commitments at the sites where the Company may be jointly and severally liable with such parties. The Company regularly evaluates and revises its estimates for environmental obligations based on expenditures against established accruals and the availability of additional information.

Asset Retirement Obligations

Asset Retirement Obligations: The Company records asset retirement obligations (“ARO”) in accordance with FASB ASC Topic 410, Asset Retirement and Environmental Obligations (“FASB ASC 410”). The Company’s primary ARO activities relate to the removal of hazardous building materials at its facilities. The Company records ARO when amounts can be reasonably estimated, typically upon the expectation that facilities may be closed or sold.

Derivative Financial Instruments

Derivative Financial Instruments: The Company uses interest rate swaps, commodity forward contracts and currency swaps to manage volatility of underlying exposures. The Company recognizes all of its derivative instruments as either assets or liabilities at fair value. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated, and is effective, as a hedge and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. Gains and losses related to a hedge are either recognized in income immediately to offset the gain or loss on the hedged item or are deferred and reported as a component of “Accumulated other comprehensive loss” and subsequently recognized in earnings when the hedged item affects earnings. The change in fair value of the ineffective portion of a financial instrument, determined using the hypothetical derivative method, is recognized in earnings immediately. The gain or loss related to financial instruments that are not designated as hedges are recognized immediately in earnings. Cash flows related to hedging activities are included in the operating section of the consolidated statements of cash flows. The Company does not hold or issue derivative financial instruments for trading or speculative purposes. The Company’s objectives for holding derivatives are to minimize risks using the most effective and cost-efficient methods available.

New Accounting Pronouncements

New Accounting Pronouncements: In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. This ASU makes changes to fair value principles related to premiums and discounts and the measurement of financial instruments, requires new disclosures with a focus on level 3 measurements and makes clarifications regarding the definition of a principal market. This guidance is effective for fiscal years beginning after December 15, 2011. The Company adoption of this ASU effective January 1, 2012 had no impact on its financial position, results of operations or cash flows.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income (“ASU 2011-05”). This ASU changes the manner in which entities present comprehensive income in their financial statements. This guidance is effective for fiscal years beginning after December 15, 2011. The Company adopted this new guidance effective January 1, 2012. In December 2011, the FASB issued ASU No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. The Company complied with this deferral as it adopted ASU 2011-05 effective January 1, 2012. In February 2013, the FASB issued ASU No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income. The guidance is effective prospectively for interim and annual periods beginning after December 15, 2012. The Company will adopt these additional disclosure requirements effective January 1, 2013.

In September 2011, the FASB issued ASU No. 2011-08, Intangibles – Goodwill and Other (Topic 350): Testing Goodwill for Impairment. This ASU will allow for the option to perform a qualitative assessment that may allow companies to forego the annual two-step impairment test for goodwill. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 with early adoption permitted.

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. This ASU requires companies to disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In January 2013, the FASB issued ASU No. 2013-01, Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This ASU limits the scope of the original guidance. These ASU’s are effective retrospectively for interim and annual periods beginning on or after January 1, 2013. The Company anticipates the adoption of this guidance will have minimal impact to its current disclosures.

In July 2012, the FASB issued ASU No. 2012-02, Intangibles – Goodwill and Other (Topic 350): Testing indefinite-Lived Intangible Assets for Impairment. This ASU allows for the option to perform a qualitative assessment that may allow companies to forego the annual two-step impairment test for indefinite-lived intangibles. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after September 15, 2012 with early adoption permitted. The Company will not elect early adoption.

Compensation - Nonretirement Postemployment Benefits	Termination benefits are accounted for in accordance with FASB ASC 712 and are recorded when it is probable that employees will be entitled to benefits and the amounts can be reasonably estimated. Estimates of termination benefits are based on the frequency of past termination benefits, the similarity of benefits under the current plan and prior plans, and the existence of statutory required minimum benefits.
Fair Value Measurements And Disclosures
ASC Topic 820, Fair Value Measurements and Disclosures (“FASB ASC 820”), clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based upon assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level	1: Observable inputs such as quoted prices in active markets;

Level	2: Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

Level	3: Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Assets and liabilities measured at fair value are based on one or more of the following three valuation techniques noted in FASB ASC 820:

A.	Market approach: Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.

B.	Cost approach: Amount that would be required to replace the service capacity of an asset (replacement cost).

C.	Income approach: Techniques to convert future amounts to a single present amount based upon market expectations (including present value techniques, option-pricing and excess earnings models).

Intangibles Goodwill And Other

As of December 31, 2007, goodwill was determined as the excess of reorganization value over amounts attributable to specific tangible and intangible assets, including developed technology and customer relationships. Goodwill is reviewed for impairment annually as of October 1, or more frequently if impairment indicators exist, in accordance with the subsequent measurement provisions of FASB ASC 350. This impairment analysis compares the fair values of the Company’s reporting units to their related carrying values. If a reporting unit carrying value exceeds its fair value, the Company must then calculate the reporting unit’s implied fair value of goodwill and impairment charges are recorded for any excess of the goodwill carrying value over the implied fair value of goodwill. The reporting units’ fair values are based upon consideration of various valuation methodologies, including projected future cash flows discounted at rates commensurate with the risks involved, guideline transaction multiples, and multiples of current and future earnings.

During the fourth quarter of 2012, the Company determined that it was not properly accounting for alleged defective products as it was recording an expense when a claim was made by a customer as opposed to at point of sale. The Company performed an analysis and determined that it needed to increase its alleged defective products liability by $37 million as of December 31, 2012. As this error predates the Company’s emergence from bankruptcy on December 27, 2007, a $36 million increase to its alleged defective products liability should have been recorded at December 31, 2007 with a direct offset to goodwill.

Due to this retrospective increase in goodwill, the Company re-performed its goodwill impairment testing from 2008 to 2011 and discovered that a previous fresh-start adjustment identified and recorded in 2009 increasing goodwill by $13 million had been incorrectly assigned to one reporting unit instead of being allocated across all reporting units. This specific reporting unit’s goodwill was significantly impaired during the Company’s 2011 annual impairment test, $13 million of which was on goodwill that should not have been assigned to this reporting unit. After properly allocating goodwill to the Company’s reporting units as of December 31, 2007 and re-performing its goodwill impairment testing, the Company determined that the impact to impairment charges taken in each of the years 2008, 2009, 2010 and 2011 was not material to any individual year and the cumulative impact on impairment charges since the December 31, 2007 fresh-start reporting date was less than $1 million.

In June 2012, the Company entered into a definitive agreement to purchase the BERU spark plug business from BorgWarner, Inc. These spark plugs are manufactured in France and Germany and are sold to European original equipment manufacturers. The purchase closed at the end of September 2012 for $52 million, net of cash acquired. The Company has performed a preliminary allocation of the purchase price in accordance with FASB ASC Topic 805, Business Combinations. The Company is utilizing a third party to assist in the fair value determination of certain components of the purchase price allocation, namely fixed assets and intangible assets. The Company has preliminarily recorded $22 million of definite-lived intangible assets (primarily customer relationships) and $1 million of indefinite-lived intangible assets (trademarks) associated with this acquisition.

Effective September 1, 2012, the Company re-segmented its business (see Note 23 for further details). Given the business realignments that occurred due to this re-segmentation and the fact that some reporting units containing goodwill under the former segmentation were being divided within the new Company structure thus requiring the Company to determine the relative fair value of these divided reporting units in order to allocate goodwill, the Company deemed it prudent to perform an interim goodwill impairment test in accordance with FASB ASC 350. As a result of this interim testing, one divided reporting unit that received a relative fair value goodwill allocation of $3 million had a carrying value in excess of fair value, thus requiring the Company to recognize a full impairment charge of $3 million in the third quarter of 2012.

In the second quarter of 2012, the Company determined that goodwill impairment indicators existed in the Company’s friction reporting unit, including lower than expected profits and cash flows due to continued lower aftermarket volumes, further product mix shifts and pressure on margins. In response to these trends, the Company’s board of directors approved a restructuring plan to reduce or eliminate capacity at several high cost facilities and transfer production to lower cost locations. The friction reporting unit goodwill was tested for impairment in accordance with the FASB ASC 350 during the second quarter of 2012. The fair value of friction reporting unit did not support the recorded goodwill and accordingly the Company recognized a full impairment charge of $91 million in the second quarter of 2012.

In the first quarter of 2012, the Company increased goodwill and decreased PP&E by $8 million to correct for PP&E that were incorrectly valued in fresh-start accounting. During 2011, the Company corrected $19 million of tax adjustments that were improperly recorded to goodwill during fresh-start accounting.

Given the complexity of the calculation, the Company had not finalized “Step 2” of its annual goodwill impairment assessment for the year ended December 31, 2011 prior to filing its annual report on Form 10-K. The goodwill impairment charge recognized during the fourth quarter of 2011 was $259 million. During the quarter ended March 31, 2012, the Company completed this assessment, and recorded an additional $1 million goodwill impairment charge.

Other Intangible Assets

The Company performs its annual trademarks and brand names impairment analysis as of October 1, or more frequently if impairment indicators exist, in accordance with the subsequent measurement provisions of FASB ASC 350. In connection with the September 1, 2012 goodwill impairment test, the Company also performed its trademarks and brand names impairment analysis as of September 1, 2012. This impairment analysis compares the fair values of these assets to the related carrying values, and impairment charges are recorded for any excess of carrying values over fair values. These fair values are based upon the prospective stream of hypothetical after-tax royalty cost savings discounted at rates that reflect the rates of return appropriate for these intangible assets. Based upon this annual analysis, the Company recognized a $33 million impairment charge in the third quarter of 2012.

The Company performed a trademarks and brand names impairment analysis in accordance FASB ASC 350 during the second quarter of 2012 due to noted impairment indicators. Based upon this analysis, the Company recognized a $13 million impairment charge in the second quarter of 2012.

The Company recorded amortization expense of $49 million, $48 million and $49 million associated with definite-lived intangible assets during the years ended December 31, 2012, 2011 and 2010, respectively. The Company utilizes the straight line method of amortization, recognized over the estimated useful lives of the assets. The Company’s developed technology intangible assets have useful lives of between 10 and 14 years. The Company’s customer relationships intangible assets have useful lives of between 1 and 16 years. The Company’s estimated future amortization expense for its definite-lived intangible assets is as follows (in millions of dollars):

2013	$48
2014	48
2015	48
2016	46
2017	46
Thereafter	172

$408